Defined Benefit Obligation and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Defined Benefit Obligation and Other Long-Term Liabilities	Defined Benefit Obligation and Other Long-Term Liabilities
The components of defined benefit obligation and other long-term liabilities are as follows:

As at Dec. 31	2023	2022
Defined benefit obligation (Note 31)	155	150
Retail power contract liability	83	126
Other	13	18
Total	251	294
The liability for pension and post-employment benefits and associated costs included in compensation expenses are impacted by estimates related to changes in key actuarial assumptions, including discount rates. The defined benefit obligation has increased by $5 million to $155 million as at Dec. 31, 2023, from $150 million as at Dec. 31, 2022.
During 2023, the Company made a voluntary contribution of $4 million (US$3 million) to improve the funded status of the US Defined Benefit Pension Plan for the Centralia thermal facility.
During 2022, the Company made a voluntary contribution of $35 million to further improve the funded status of the Sunhills Mining Ltd. Pension Plan for the Highvale mine and to support the employees affected by the closure of the Highvale mine in 2021 and our transition off-coal to cleaner sources. The contribution reduces the amount of the Company's future funding obligations, including amounts secured by the letters of credit.
A one per cent increase in discount rates would result in a $40 million decrease in the defined benefit obligation. Refer to Note 31 for additional sensitivities impacting the defined benefit obligation.
On Dec. 1, 2022, the Company closed a purchase and sale agreement for customer retail contracts to deliver power and gas, along with power and gas financial swaps. The Company accounted for the purchase as an asset acquisition and allocated values to risk management assets of $139 million (Level II valuation) and retail power contract liabilities of $129 million within the Gas segment. The retail power contract liabilities acquired represent certain off-market retail power customer contracts for which fair value was determined as the present value of the amount by which contract terms deviated from the terms that a market participant could have achieved at the closing date. The retail contract liability is amortized to depreciation over the remaining term of the contracts based on volumes that will be delivered each month.